EXHIBIT 23.3

KPMG Peat Marwick LLP

601 West Fifth Avenue
Suite 700
Anchorage, AK  99501-2258






                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
General Communication, Inc.:


We consent to the use of our reports, incorporated herein by reference, in the registration statement.



                                                     KPMG PEAT MARWICK LLP

                                                              /s/
Anchorage, Alaska
October 29, 1998




Amendment to Registration Statement (S-8)                                Page 29